Exhibit 99.2

Acquisition of CWCapital LLC June 8, 2012

Forward Looking Statements Some of the statements contained in this presentation constitute forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, projections, plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. Forward-looking statements include, but are not limited to, statements relating to the following: (i) the expected benefits of the Agreement, the expected accretive effect of the closing of the acquisition contemplated in the Agreement on the Company’s financial results, pro forma financial results, expected revenue, cost, EBITDA, margin and synergies, the expected impact for customers and employees, future capital expenditures, expenses, revenues, earnings, economic performance, financial condition, losses and future prospects; (ii) the anticipated benefits of geographic diversity that would result from the acquisition; (iii) future industry developments and trends; (iv) the anticipated completion of the acquisition; and (iv) any assumptions underlying the foregoing statements. In some cases, you can identify forward-looking statements by the use of forward-looking terminology such as ''may,'' ''will,'' ''should,'' ''expects,'' ''intends,'' ''plans,'' ''anticipates,'' ''believes,'' ''estimates,'' ''predicts,'' or ''potential'' or the negative of these words and phrases or similar words or phrases that are predictions of or indicate future events or trends and which do not relate solely to historical matters. You can also identify forward-looking statements by discussions of strategy, plans or intentions. The forward-looking statements contained in this presentation reflect our current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause actual results to differ significantly from those expressed or contemplated in any forward-looking statement. While forward-looking statements reflect our good faith projections, assumptions and expectations, they are not guarantees of future results. Nothing contained herein shall be deemed to be a forecast, projection or estimate of the future financial performance of the Company following the closing of the acquisition or otherwise. No statement in this announcement should be interpreted to mean that the earnings per share, net income, margins or cash flows of the Company for the current or future fiscal years would necessarily match or exceed the historically published figures. Actual events may differ materially from what is expressed in the Company’s forward-looking statements due to numerous factors. These include uncertainties regarding whether an acquisition by the Company will be consummated upon the terms contemplated by the agreement or at all, whether financing will be available on acceptable terms or at all, and whether the other conditions to consummate the transaction will be satisfied. We disclaim any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes, except as required by applicable law. Rule 14a-12 Legend The Company and its directors and officers may be deemed to be participants in the solicitation of proxies from stockholders of the Company in connection with the issuance of the Company’s shares. Information about the directors and executive officers of the Company and their ownership of the Company’s shares is set forth in the definitive proxy statement for the Company’s 2012 annual meeting of stockholders, filed by the Company with the SEC on April 26, 2012, and in the Company’s statements of changes in beneficial ownership filed on Form 4. Investors can obtain more information when the proxy statement relating to stockholder approval of the Company’s issuance of shares in connection with the acquisition of CWCapital becomes available. This proxy statement, and any other documents filed by the Company with the Securities and Exchange Commission (the “SEC”), may be obtained free of charge at the SEC’s website at www.sec.gov or the Company’s website at www.walkerdunlop.com. Investors should read the proxy statement carefully, when it becomes available, before making any voting decision because it will contain important information. 1

Game Changing Transaction 2 Doubles Walker & Dunlop’s size Origination scale – combined originations of $7.7 billion in 2011 Servicing portfolio – $33.7 billion combined portfolio creates significant recurring revenue streams Economies of scale – accretive transaction with cost synergies over time Enhances market position Creates the 2nd largest multifamily lender and 8th largest commercial real estate lender in the United States(1) Scale will matter a great deal when and if Fannie Mae and Freddie Mac “reform” occurs Financial wherewithal will benefit capital raising for proprietary products Strategic outlook Accomplishes #1 strategic objective set forth by Walker & Dunlop in 2012 to become a top 5 lender for Fannie Mae, Freddie Mac, and HUD Accelerates progress towards becoming the premier commercial real estate finance company in the United States (1) According to the Mortgage Bankers Association 2011 Rankings

Transaction Summary 3 Transaction Value: $220 million Consideration: $80 million in cash 11.6 million shares of Walker & Dunlop stock ($140 million) fixed within a 60% range in Walker & Dunlop stock (30% up or down); floating share count thereafter Stock consideration subject to lock-up period of 180 days following the close of the acquisition Board Representation: Walker & Dunlop’s Board of Directors expands from 8 to 11 members CW Financial Services LLC has the right to designate 2 directors to Walker & Dunlop’s Board of Directors An additional independent director will be appointed to Walker & Dunlop’s Board of Directors to preserve an independent majority Required Approvals: Customary governmental approvals, including Hart -Scott-Rodino filing Receipt of required consents from Freddie Mac, Fannie Mae, FHA and Ginnie Mae Walker & Dunlop shareholders Anticipated Closing 90-120 days

CWCapital LLC is a leading lender to the multifamily, healthcare and commercial real estate industries Founded in 1972 and based in Needham, Massachusetts Currently has approximately 180 employees One of the four operating subsidiaries of CW Financial Services LLC In-house origination capabilities include Fannie Mae, Freddie Mac, FHA, life company, conduits Closed over $20 billion in loans since 1994 The CWCapital Franchise 4 Origination Growth & Mix (in millions) Servicing Portfolio Volume Mix (%) Total Portfolio (as of 3/31/12): $16.8 billion 67% CAGR

Produces the Largest Independent CRE Lender

Total Originations: As a Lender	
1	Wells Fargo
2	MetLife Real Estate Investments
3	PNC Real Estate
4	Deutsche Bank Commercial Real Estate
5	Prudential Mortgage Capital Company
6	J.P. Morgan (CMBS)
7	KeyBank Real Estate Capital
8	CBRE Capital Markets, Inc.
9	New York Life Investments
10	Northwestern Mutual
11	Berkadia
12	CWCapital
13	**Walker & Dunlop**
14	Goldman Sachs
15	Red Mortgage Capital, LLC

Total Originations: Fannie Mae	
1	Wells Fargo
2	Deutsche Bank Commercial Real Estate
3	**Walker & Dunlop**
4	CWCapital
5	Beech Street Capital, LLC
6	PNC Real Estate
7	CBRE Capital Markets, Inc.
8	Meridian Capital Group, LLC
9	M&T Realty Capital Corporation
10	Red Mortgage Capital, LLC
11	Oak Grove Capital
12	KeyBank Real Estate Capital
13	Centerline Capital Group
14	Northmarq Captial LLC
15	HFF, L.P.

Total Originations: Freddie Mac	
1	CBRE Capital Markets, Inc.
2	Northmarq Capital LLC
3	Berkadia
4	Wells Fargo
5	HFF, L.P.
6	Grandbridge Real Estate Capital LLC
7	CWCapital
8	KeyBank Real Estate Capital
9	Jones Lang LaSalle
10	**Walker & Dunlop**
11	Deutsche Bank Commercial Real Estate
12	Prudential Mortgage Capital Company
13	PNC Real Estate
14	Centerline Capital Group
15	Beech Street Capital, LLC

Total Originations: FHA/Ginnie Mae	
1	Wells Fargo
2	Red Mortgage Capital, LLC
3	Berkadia
4	Greystone Servicing Corporation, Inc.
5	Oppenheimer Multifamily Housing & Healthcare Finance, Inc.
6	Prudential Mortgage Capital Company
7	Love Funding
8	P/R Mortgage & Investment Corp.
9	Capital Funding, LLC
10	CWCapital
11	**Walker & Dunlop**
12	Deutsche Bank Commercial Real Estate
13	Oak Grove Capital
14	Draper and Kramer, Incorporated - SAM Member
15	Gershman Mortgage

Source: Mortgage Bankers Association

Walker & Dunlop 5

Enhanced National Reach 6 New York Bethesda (Both) Walker & Dunlop Offices (11) CW Capital Offices (14) Atlanta (Both) Chicago (Both) Dallas (Both) Fort Lauderdale Irvine (Both) Nashville New Orleans Walnut Creek Baltimore Needham Larkspur Seattle Vancouver San Francisco Westlake Village Richmond Princeton Walker & Dunlop and CWCapital presence prior to any consolidation of office space Walker & Dunlop Correspondents (25) Milwaukee CW Financial origination focus highly complementary to Walker & Dunlop’s existing franchise

Creates the 8th Largest CRE Lender in the US(1) 7 (1) According to the Mortgage Bankers Association 2011 Rankings (2) Dollars in millions (3) Other includes CMBS, life insurance, commercial banks and interim loans Note: The terms “combined” and “combined entity” reflect the addition of Walker & Dunlop, Inc. and CWCapital LLC GAAP operating results or amounts and are not intended to represent pro forma financial information nor projections of the financial results of the combined companies following the closing of the proposed acquisition. Management believe this information is useful to provide investors with a sense of size and potential impact of the proposed transaction and combine entity. Loan Origination Volume(2) $1,983 $2,230 $3,172 $4,026 $3,667 $7,693

Creating the 11th Largest Servicer in the US(1) 8 2012 Projected Annual Servicing Revenue: $67.4 million Combined Servicing Portfolio Mix at March 31, 2012 $7.0B $13.2B $14.6B $16.8B $16.8B $16.9B $33.7B WD at March 31, 2012 CWCapital at March 31, 2012 (1) According to the Mortgage Bankers Association 2011 Rankings (2) Other includes CMBS, life insurance, commercial banks and interim loans

Helps Meet Strategic Goals 9 Grow core business and market share Diversify lending operations Create proprietary sources of capital Become top 5 lender for Fannie Mae, Freddie Mac and HUD Acquire talent of companies to complete national map Grow in key cities without cannibalizing our existing business Grow capital markets originations in order to gain access to deal flow, broaden client base, diversify property types (retail, hospitality, office), and capital sources (Life companies and CMBS) Hired major team in Florida - March Hired major team in Wisconsin - June Broaden life insurance company correspondent relationships Interim Loan Program Grow assets under management, servicing portfolio and associated revenues Diversify sources of capital and establish proprietary funding sources for multifamily and non-multifamily lending Balance Sheet Investment Funds Mortgage REIT Acquisition assists us with several of our strategic initiatives Retain exceptional talent Maintain exceptional credit discipline Generate strong margins

Financially Compelling 10 Accretive Transaction (1) Accretive in 2012 Continued accretion in 2013 Conservative Assumptions Attractive savings by leveraging our existing platform and infrastructure Servicing operations will approximately double and provide increased scale Diligence / Integrations Very similar companies Reflects Walker & Dunlop’s acquisition capabilities (1) Excludes one-time charges associated with the transaction